BUSINESS COMBINATION	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATION
14.	BUSINESS COMBINATION

On January 30, 2024, we acquired the biosensor and Continuous Glucose Monitoring (“CGM”) assets of privately held Waveform Technologies, Inc. (“Waveform”) for initial consideration of US$12.5 million in cash and 36 million ‘A’ Ordinary shares (represented by 1.8 million ADSs) of the Company plus contingent consideration of a maximum of US$20 million. We intend to update the Waveform CGM device, which is not being marketed, and optimize it for broad adoption and then evolve this platform technology to measure and analyze other valuable biomarkers and related datapoints. Our vision is to develop a portfolio of technologies that can offer users and clinicians valuable actionable health and wellness insights. The integrated set of activities and assets purchased will significantly contribute to achieving our vision and its associated outputs.

Waveform, a developer of novel and proprietary new technologies for diabetes care, received a CE Mark for its Cascade CGM in 2019, which was commercially available in Europe. The primary use of the device is to continuously monitor glucose in the human body. The Waveform CGM technology was developed over many years and contains innovative and proprietary aspects with what we believe are important benefits. Waveform granted a perpetual, worldwide, non-exclusive license to DexCom, Inc. and its affiliates, for some of the patents acquired by us, which we retain the right to use and exploit.

The transaction has been accounted for as a business combination under IFRS 3, which requires assets acquired and liabilities assumed to be measured at their fair values at the acquisition date. The details of the business combination are as follows:

US$’000
Fair Value of Consideration
Cash	12,500
Equity Instruments (1.8m ADSs)	3,960
Contingent Consideration Arrangement	6,760
23,220
Recognized amounts of identifiable net assets
Non-current assets
Property, plant and equipment	1,569
Other intangible assets	9,360
Financial assets	9
Total non-current assets	10,938

Current assets
Inventory	1,296
Other receivables	135
Total current assets	1,431

Current liabilities
Trade and other payables	(50)
Total current liabilities	(50)

Non-current liabilities
Deferred tax liability	(1,170)
Total non-current liabilities	(1,170)

Identifiable net assets	11,149

Goodwill on acquisition	12,071

Consideration settled in cash	12,500
Acquisition costs charged to expenses	1,516
Net cash paid relating to the acquisition	14,016

Acquisition-related costs amounting to US$1,516,000 are not included as part of consideration transferred and have been recognized as an expense in the condensed consolidated statement of profit or loss, as part of other expenses.

Contingent consideration of up to US$20 million may be payable upon the occurrence of certain events, including;

•
a US$5.0 million payment if, within the next 12 months after closing, (i) the closing price of the Company’s ADSs does not exceed US$7.50 per ADS for at a least 20 consecutive trading days and (ii) the average daily trading volume of the Company’s ADSs does not equal or exceed 20,000 ADSs for 20 consecutive trading days, and

•
50% of the proceeds received by the Company (up to a maximum payment of additional consideration of US$15.0 million) on our entering into certain commercial partnering agreements with certain glucose pump manufacturers in the next 24 months.

The fair value of the contingent consideration at date of acquisition was US$6.8 million. As of 30 June 2024, neither the amount recognized consideration arrangement, nor the assumptions used to the develop the estimates have changed since initial recognition.